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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


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                                  FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report      November 30, 1995

                      (Date of earliest event reported)



                          REPUBLIC INDUSTRIES, INC.
            (Exact name of registrant as specified in its charter)



         Delaware                0-9787              73-1105145
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      (State or other        (Commission File       (I.R.S. Employer
       jurisdiction              Number)             Identification
     of incorporation)                                    No.)



                           200 East Las Olas Blvd.
                                  Suite 1400
                        Ft. Lauderdale, Florida 33301

                   (Address of principal executive offices)

      Registrant's telephone number, including area code (305) 627-6000

                       REPUBLIC WASTE INDUSTRIES, INC.
           (Former name of registrant as specified in its charter)

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   With respect to each contract, agreement or other document referred to herein and filed with the Securities and Exchange Commission (the "Commission") as an exhibit to this report, reference is made to the exhibit for a more complete description of the matter involved, and each such statement shall be deemed qualified in its entirety by such reference.

ITEM 2.   ACQUISITIONS OF ASSETS.

ACQUISITION OF J.C. DUNCAN COMPANY, INC. AND AFFILIATES. On November 30, 1995, Republic Industries, Inc., a Delaware corporation formerly known as Republic Waste Industries, Inc. (the "Company"), acquired all of the outstanding shares of J.C. Duncan Company, Inc., a Texas corporation, and of several related companies affiliated by common ownership and management with J.C. Duncan Company, Inc. (collectively, the "Duncan Companies"), through a series of merger transactions (the "Duncan Mergers"), in which several wholly-owned subsidiaries of the Company merged with and into the Duncan Companies, and all of the issued and outstanding shares of each of the Duncan Companies were exchanged for an aggregate of 5,256,055 shares of common stock, $0.01 par value per share, issued by the Company to the stockholders of the Duncan Companies. The Merger Agreement for the Duncan Mergers was described in, and was filed as
Exhibit 2.2 to, the Current Report on Form 8-K dated October 31, 1995 by the Company, which is incorporated herein by reference for all purposes. The Duncan Mergers are being accounted for as pooling of interests business combinations.

ACQUISITION OF GARBAGE DISPOSAL SERVICE, INC.  On November 30, 1995, the
Company acquired all of the outstanding shares of Garbage Disposal Service, Inc., a North Carolina corporation ("GDS"), through a merger transaction (the "GDS Merger"), in which a wholly-owned subsidiary of the Company merged with and into GDS, and all of the issued and outstanding shares of GDS were exchanged for an aggregate of 3,003,000 shares of common stock, $0.01 par value per share, issued by the Company to the stockholders of GDS, Lee G. Brown and Mina Brown McLean. The Merger Agreement for the GDS Merger was described in, and was filed as Exhibit 2.1 to, the Current Report on Form 8-K dated October 31, 1995 by the Company, which is incorporated herein by reference for all purposes. The GDS Merger is being accounted for as a pooling of interests business combination.

ITEM 5.   OTHER EVENTS.

ACQUISITION OF FENNELL CONTAINER COMPANY, INC. AND AFFILIATES. On November 30, 1995, the Company acquired all of the outstanding shares of Fennell Container Company, Inc., a South Carolina corporation, and of several related companies affiliated by common ownership and management with Fennell Container Company, Inc. (collectively, the "Fennell Companies"), through a series of merger transactions (the "Fennell Mergers"), in which several wholly-owned subsidiaries of the Company merged with and into the Fennell Companies, and all of the issued and outstanding shares of each of the Fennell Companies were exchanged for an aggregate of 3,111,111 shares of common stock, $0.01 par value per share, issued by the Company to the stockholders of the Fennell Companies. The Merger Agreement for the Fennell Mergers was described in, and was filed as
Exhibit 2.3 to, the Current Report on Form 8-K dated October 31, 1995 by the Company, which is incorporated herein by reference for all purposes. The Fennell Mergers are being accounted for as pooling of interests business combinations.

ACQUISITION OF SCOTT SECURITY SYSTEMS. On November 30, 1995, the Company acquired all of the outstanding shares of Cana First Corporation, a Florida corporation doing business as Scott Security Systems, and of several related companies affiliated by common ownership and management with Cana First Corporation (collectively, the "Scott Companies"), through a series of merger transactions (the "Scott Mergers"), in which several wholly-owned subsidiaries of the Company merged with and into the Scott Companies, and all of the issued and outstanding shares of each of the Scott Companies were exchanged for an aggregate of 1,567,818 shares of common stock, $0.01 par value per share, issued by the Company to the stockholders of the Scott Companies. The Scott Mergers are being accounted for as pooling of interests business combinations.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired.

        As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after December 15, 1995.

(b)     Pro Forma Financial Information.

        As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b)(2) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after December 15, 1995.

(c)     Exhibits.

        None.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          REPUBLIC INDUSTRIES, INC.


Date: December 15, 1995                   By: /s/ Gregory K. Fairbanks
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                                              Gregory K. Fairbanks,
                                              Chief Financial Officer and
                                              Executive Vice President


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